                                  SCHEDULE 14A

                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
           14a-12

                     CELLPOINT INC.
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed
                pursuant to Exchange Act Rule 0-11:
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                 CELLPOINT INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 6, 2000

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of
CELLPOINT INC., a Nevada corporation, will be held at the Electrum Restaurang & Konferens, at Isafjordsgatan 22, Kista, Sweden, on Wednesday, December 6, 2000, at 4:00 P.M., local time, for the following purposes:

    1. To elect seven directors to serve until their respective successors are elected and qualified;

    2. To consider and vote upon a proposal to approve the adoption of the Company's Stock Warrant Plan;

    3. To consider and vote upon a proposal to approve an amendment to the Company's Stock Incentive Plan;

    4. To ratify the retention of BDO Stoy Hayward as the Company's independent auditors; and

    5. To transact such other business as may be properly brought before the meeting and all adjournments thereof.

    Only stockholders of record at the close of business on October 12, 2000, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

    THE BOARD OF DIRECTORS OF CELLPOINT INC. HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. IN ANY EVENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY YOU HAVE SENT IN AND VOTE YOUR STOCK PERSONALLY.

                                    By Order of the Board of Directors,
                                    LYNN DUPLESSIS,
                                    Secretary

Surrey, England
November 6, 2000

                                 CELLPOINT INC.
                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CellPoint Inc., a Nevada corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at the Electrum Restaurang & Konferens, at Isafjordsgatan 22, Kista, Sweden, on Wednesday, December 6, 2000, at 4:00 P.M., local time, or at any adjournment or adjournments thereof. Only stockholders of record at the close of business on October 12, 2000, shall be entitled to notice of, and to vote at, the meeting. Shares represented by duly executed proxies received by the Company will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted as follows:

    - FOR the election as directors of persons who have been nominated by the Board of Directors;

    - FOR the approval of the adoption of the Company's Stock Warrant Plan;

    - FOR the approval of the amendment to the Company's Stock Incentive Plan;

    - FOR the ratification of BDO Stoy Hayward as the Company's independent auditors; and

    - Otherwise in accordance with the judgment of the person or persons voting the proxies on any other matter that may properly be brought before the meeting.

    At this time, the Board of Directors knows of no other such matters that will be presented for consideration at the Annual Meeting. The execution of a proxy will in no way affect a stockholder's right to attend the Annual Meeting and to vote in person. Any proxy executed and returned by a stockholder in response to this Proxy Statement may be revoked at any time thereafter except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

    The election of directors requires a plurality of the votes cast. Each of the proposals to approve (i) the adoption of the Company's Stock Warrant Plan and (ii) the amendment to the Company's Stock Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting on such proposal. The ratification of independent auditors requires the affirmative vote of a majority of the votes cast thereon. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "for" or "against" are included. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee stockholder thereof does not have discretionary authority to vote them, will be counted only to determine the existence of a quorum at the Annual Meeting.

    This Proxy Statement and the accompanying proxy are being sent on or about November 6, 2000, to stockholders entitled to vote at the Annual Meeting of Stockholders. The cost of solicitation of the Company proxies will be borne by the Company. In addition to the use of the mails, proxy solicitations may be made by telephone, telecopier and personal interview by officers, directors and employees of the Company. However, all proxies granted in response to this Proxy Statement must be made in writing by signing the enclosed proxy card.

    The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of their nominees for their reasonable expenses in sending soliciting material to their principals. The Company's executive offices are located at 3000 Hillswood Drive, Hillswood Business Park, Chertsey, Surrey KT16 ORS, England. The Company's telephone number is

+44 1932 895 310.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

    Only stockholders of record at the close of business on October 12, 2000, will be entitled to vote at the Annual Meeting of Stockholders and any adjournment thereof. At the close of business on October 12, 2000, there were outstanding 10,548,366 shares of Common Stock, $.001 par value, of the Company. Each of such shares is entitled to one vote. There was no other class of voting securities outstanding at that date.

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 12, 2000, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. Unless otherwise noted below, each such person had sole voting and investment power over such shares.

NAME AND ADDRESS OF BENEFICIAL OWNERS                SHARES OF COMMON STOCK   PERCENT OF COMMON STOCK
AND DIRECTORS AND OFFICERS                             BENEFICIALLY OWNED       BENEFICIALLY OWNED
-------------------------------------                ----------------------   -----------------------
5% Beneficial Owners

Novel Electronic Systems & Technologies............         2,302,000                   21.5%
5 Duke of Edinburgh Ave
Port Louis, Mauritius

Directors and Executive Officers

Stephen Childs.....................................                 0(a)            *
4800 Abbey Road
Placerville, California 95667
United States

Lynn Duplessis.....................................         2,150,000(b)                20.0%
PO Box 1604
Ascot
Berks SL5 9EX
England

Peter Henricsson...................................         2,150,000(c)                20.0%
PO Box 1604
Ascot
Berks SL5 9EX
England

Mats Jonnerhag.....................................            35,890(d)            *
Borsinsikt AB
Box 6044
S-192 06 Sollentuna
Sweden

Bengt Nordstrom....................................            35,000(e)            *
Northstream AB
Sjoangsvagen 7
S-19172 Sollentuna
Sweden

NAME AND ADDRESS OF BENEFICIAL OWNERS                SHARES OF COMMON STOCK   PERCENT OF COMMON STOCK
AND DIRECTORS AND OFFICERS                             BENEFICIALLY OWNED       BENEFICIALLY OWNED
-------------------------------------                ----------------------   -----------------------
Lars Persson.......................................                 0(f)            *
Heindalsvagen 10
SE-162 63 Djursholm
Sweden

Albert van Urk.....................................            75,000(g)            *
20 Van Rooy Street
Potchefstroom
South Africa

Kjell Wallman......................................            25,000(h)            *
Brahegatan 39
S-114 37 Stockholm
Sweden

Officers and Directors as a Group (8 persons)......         2,314,740                   21.6%

------------------------

(a) Mr. Childs has options to acquire 20,000 shares, none of which is currently exercisable.

(b) Includes (1) 1,500,000 shares beneficially owned by Peter Henricsson, Ms. Duplessis' husband; (2) options to acquire 75,000 shares issued to Ms. Duplessis, and (3) options to acquire 75,000 shares issued to Mr. Henricsson.

(c) Includes (1) 500,000 shares beneficially owned by Lynn Duplessis,
    Mr. Henricsson's wife; (2) options to acquire 75,000 shares issued to Mr. Henricsson, and (3) options to acquire 75,000 shares issued to Ms. Duplessis.

(d) Includes (1) 12,350 shares held by Borsinsikt AB, of which Mr. Jonnerhag is a 66% stockholder (owning 10,890 shares), and (2) options to acquire 25,000 shares, all of which are currently exercisable.

(e) Mr. Nordstrom has options to acquire 35,000 shares, all of which are currently exercisable.

(f) Mr. Persson has options to acquire 90,000 shares, none of which is exercisable.

(g) Mr. van Urk has options to acquire 75,000 shares, all of which are currently exercisable.

(h) Mr. Wallman has options to acquire 25,000 shares, all of which are currently exercisable.

    For the purpose of the foregoing table, each of the directors and executive officers is deemed to be the beneficial owner of shares which may be acquired by him or her within 60 days through the exercise of options, if any, and such shares are deemed to be outstanding for the purpose of computing the percentage of the Company's Common Stock beneficially owned by him or her and by the directors and executive officers as a group. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage of the Company's Common Stock beneficially owned by any other person.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS
                MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF
                 THE NOMINEES NAMED TO THE BOARD OF DIRECTORS.

    Seven directors are to be elected at the Meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the seven persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. Each of the nominees is currently serving as a director of the Company. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.

   DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE MEETING.

    The following table sets forth information concerning each person nominated to serve as a director of the Company:

    STEPHEN CHILDS, 53, has been a director of the Company since May 2000 and has more than 15 years international experience in the telecom industry. He was Group Director, New Business Ventures with Orange (1997-2000); Vice President International Business development with Deutsche Telecom (1995-1996); Assistant Vice President of US West International from (1993-1995); CEO of Pakcom (1990-1993) and General Manager of McCaw Cellular (1986-1989).

    LYNN DUPLESSIS, 40, has been Vice President and Secretary, Treasurer and director of the Company since its formation in 1997. She has 19 years experience in the technology industry including 12 years with IBM Canada in Vancouver and Toronto where she worked in marketing, management and systems engineering.
Ms. Duplessis has managed strategic, financial, communications, legal and reporting for CellPoint. She is a director of CellPoint South Africa, Unwire AB, CellPoint Europe Ltd. and CellPoint Systems AB.

    PETER HENRICSSON, 48, has been President, Chief Executive Officer, and director of the Company since its formation in 1997. He has more than 20 years experience in executive management, international marketing, consulting and financing and was Swedish Deputy Trade Commissioner to Canada (1978-1979).
Mr. Henricsson was President and owner of HIM Inc. (Henricsson International Marketing), Vancouver (1991-1996); senior vice president of Allied Environmental, Vancouver (1986-1991) and manager of Atlas Copco MCT AB, Stockholm, Sweden, Hong Kong and Indonesia (1980-1986). He is a director of CellPoint SA, and Chairman and director of CellPoint AB, Unwire AB and CellPoint Europe Ltd.

    MATS JONNERHAG, 47, has been a director of the Company since December 1998. Mr. Jonnerhag is the founder and majority owner of Borsinsikt AB and has more than 20 years experience with the Swedish stock market. Borsinsikt publishes a weekly stock market newsletter. Subsidiaries include brokerage company Borsinsikt Broker and Borsinsikt BorsData AB, which develops and markets analysis software and other research products.

    BENGT NORDSTROM, 43, has been a director of the Company since
September 1998. He was Chief Technology Officer and Executive Director of SmarTone Telecommunications Ltd., a cellular network operator in Hong Kong (1993-1998) and worked for Comviq GSM AB (1989-1993) and Ericsson Telecom AB (1983-1989). He is now the President and Senior Partner of Northstream AB of Sweden, a GSM advisory company specialising in data over GSM and a member of the Executive Committee of the GSM Association which represents the interests of over 400 GSM and satellite network operators around the world.

    LARS PERSSON, 44, has been a director of the Company since July 2000. He was President of Telia Mobile International and Executive Vice President of Telia Mobile, a leading mobile operator in the Nordic countries (1997-2000) and Managing Director of France Telecom in the Nordic countries (1992-1997). From 1986-1992, he was the Managing Director of GPI Sweden, a wholly-owned subsidiary of Norwegian public company GPI A/S, prior to which he held other senior management positions in telecommunications and technology companies. Mr. Persson is also on the boards of Wireless Maingate and CyberCom, both Swedish companies.

    ALBERT VAN URK, 33, has been a director of the Company since 1999. He is also a director and Vice President of Technology for CellPoint AB and a director of CellPoint SA. He was co-founder and Director of Research and Development of Wasp International (1993-1999) and is a director of Wasp SA. He led the development of the CellPoint GSM positioning technology platform and continues research and development activities for the CellPoint System.

    Kjell Wallman, who served as a director of the Company since January 1999, declined to stand for reelection for personal reasons.

    Mr. Henricsson and Ms. Duplessis are husband and wife. Otherwise, none of the directors has any family relationship with any other director or with any executive officer of the Company.

    The Company has no reason to believe that the nominees will be unable or unwilling to serve as directors, if elected. If, however, the nominees should decline or be unable to act as directors, the shares represented by the enclosed proxy will be voted for such other person or persons as may be nominated by the Board of Directors.

COMMITTEES AND MEETINGS

    The Board of Directors held eight meetings during the Company's fiscal year ended June 30, 2000. Otherwise, the Board of Directors acted by unanimous written consent.

    The Board of Directors has a standing Audit Committee. The Audit Committee reviews the proposed scope of audit and non-audit services and the fees proposed to be charged for such services, reviews the reports and receives comments and recommendations from the Company's internal audit function and the Company's independent auditors following completion of the annual audit, and reviews with such auditors and management the Company's accounting policies and the adequacy of the Company's internal accounting controls. The Audit Committee also deals with special matters relating to the Company's accounting practices and financial statements brought to its attention by the Company's internal auditors, management or the Company's independent auditors. The members of the Audit Committee for the Company's fiscal year ended June 30, 2000 were Stephen Childs, Mats Jonnerhag and Kjell Wallman. The Audit Committee's functions are described in further detail in the Audit Committee Charter adopted by the Board of Directors on July 7, 2000 and set forth in Exhibit A to this Proxy Statement.

COMPENSATION OF DIRECTORS

    The directors of the Company do not receive annual compensation for their services. Messrs. Henricsson, Persson and van Urk and Ms. Duplessis are compensated for their services to the Company or its subsidiaries in their respective capacities as officers of the Company or its subsidiaries, and not as directors of the Company.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following table shows compensation for services rendered to the Company during the fiscal years ended June 30, 2000, 1999 and 1998, respectively, by the Chief Executive Officer and the Vice President. Each executive officer serves under the authority of the Board of Directors. No other executive officer of the Company received cash compensation that exceeded $100,000 during the fiscal years ended June 30, 2000, 1999 and 1998. Therefore, pursuant to Item 402 of Regulation S-B, only compensation for the Chief Executive Officer and the Vice President is included in the table. Directors that are also employees of the Company receive no extra compensation for their service on the Board of Directors of the Company.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                             -------------------------------------------------   -----------------------
                                                                                         AWARDS
                                                                                 -----------------------
                                                                                              SECURITIES
                                                                                 RESTRICTED   UNDERLYING
                                                                 OTHER ANNUAL      STOCK       OPTIONS/
NAME AND                                    SALARY     BONUS     COMPENSATION     AWARD(S)     SARS(1)
PRINCIPAL POSITION           FISCAL YEAR     ($)        ($)           ($)           ($)          (#)
------------------           -----------   --------   --------   -------------   ----------   ----------
Peter Henricsson,               2000       $140,000       0             0             0               0
President and CEO               1999       $ 71,000       0             0             0               0
                                1998       $ 35,500       0             0             0       75,000/0

Lynn Duplessis,                 2000       $125,000       0             0             0               0
Vice President,                 1999       $ 60,000       0             0             0               0
Secretary and Treasurer         1998       $ 30,000       0             0             0        75,000/0

                               LONG-TERM COMPENSATION
                             --------------------------
                              PAYOUTS
                             ----------

                                LTIP        ALL OTHER
NAME AND                      PAYOUTS     COMPENSATION
PRINCIPAL POSITION              ($)            ($)
------------------           ----------   -------------
Peter Henricsson,              0              6,500
President and CEO              0                  0
                               0                  0
Lynn Duplessis,                0              6,500
Vice President,                0                  0
Secretary and Treasurer        0                  0

EMPLOYMENT CONTRACTS

    The Company has employment agreements with its executive officers: Peter Henricsson, Lynn Duplessis, Lars Persson and Albert van Urk.

    The Company has an agreement with Mr. Henricsson pursuant to which Mr. Henricsson now receives a base salary of 132,000 Pounds Sterling per year. Such employment agreement is for a term of two years, subject to automatic renewals and certain rights of termination as specified therein. Mr. Henricsson is entitled to one year's severance if his employment is terminated in certain circumstances. In addition, if Mr. Henricsson's employment is terminated within 12 months following a "change of control", Mr. Henricsson shall be entitled to receive his base salary for one year following such termination, and all then non-exercisable options shall become vested.

    The Company has an agreement with Ms. Duplessis pursuant to which Ms. Duplessis receives a base salary of 120,000 Pounds Sterling per year. Such employment agreement is for a term of three years, subject to automatic renewals and certain rights of termination as specified therein. Ms. Duplessis is entitled to one year's severance if her employment is terminated in certain circumstances. In addition, if Ms. Duplessis' employment is terminated within 12 months following a "change of control", Ms. Duplessis shall be entitled to receive her base salary for two years following such termination, and all then non-exercisable options shall become vested.

    The Company has an agreement with Mr. Persson pursuant to which Mr. Persson receives a base salary of 150,000 Pounds Sterling per year. Such agreement shall continue until the agreement is terminated as specified therein. Mr. Persson is entitled to one year's severance if his employment is terminated in certain circumstances.

    CellPoint SA has an agreement with Mr. van Urk pursuant to which Mr. van Urk receives a base salary of U.S.$75,000 per year. Such employment agreement is for a term of two years, subject to automatic renewals and certain rights of termination as specified therein.

    The Company has no set bonus policy. Bonuses may be awarded by the independent directors of the Board. There is no bonus plan currently under discussion or in place with the Company. The Board has established a salary review committee consisting of two independent directors and the Chairman of the Board, plus an alternate director where the Chairman's compensation is concerned. This Compensation Committee will review salaries for all staff. The directors of the Company do not receive salaries for being directors but do have options in the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

STOCK INCENTIVE PLAN

    In 1998, the Board of Directors of the Company adopted a stock incentive plan (the "Plan"). At the Company's 1999 Annual Meeting of the Stockholders, the Stockholders approved the proposal to increase by 500,000 the number of shares of the Company's Common Stock that are reserved for issuance under the Plan. Accordingly, under the provisions of the Plan, as amended, 1,500,000 shares of the Company's Common Stock are reserved for issuance upon exercise of options. The Plan is designed to retain qualified and competent officers, employees, and directors of the Company.

    The Company's Board of Directors, or a committee thereof, shall administer the Plan and is authorized, in its sole and absolute discretion, to grant options thereunder to all eligible employees of the Company, including officers and directors (whether or not employees) of the Company. Options will be granted pursuant to the provisions of the Plan on such terms and at such prices as determined by the Company's Board of Directors. The exercise price will not be lower than the closing price on the date the options are issued, or if such prices are not available, at the fair market value as determined by the Board of Directors. Options granted under the Plan will be exercisable after the period specified in the option agreement. Options granted under the Plan will not be exercisable after the expiration of ten years from the date of grant. The Plan will also authorize the Company to make loans to optionees to enable them to exercise their options. At present, options with respect to all 1,500,000 shares available under the Plan have been granted and none has been exercised. The Board of Directors has approved an amendment to increase the number of shares of Common Stock eligible for option warrants under the Plan by 500,000 shares, and such amendment is being submitted to the stockholders for their approval in this Proxy Statement.

STOCK WARRANT PLAN

    In April 2000, the Board of Directors of the Company adopted a stock warrant plan (the "Warrant Plan"). Pursuant to the provisions of the Warrant Plan, 1,000,000 shares of the Company's Common Stock are reserved for issuance upon exercise of warrants. Pursuant to the provisions of the Warrant Plan, eligible employees, consultants and affiliates will be given the opportunity to purchase warrants, which warrants can be exercised, upon vesting, to purchase shares of the Company's Common Stock.

    The Board of Directors of the Company, or a committee thereof, shall administer the Warrant Plan and is authorized, in its sole and absolute discretion, to grant warrants thereunder to all eligible employees, consultants and affiliates including the Company's officers and directors (whether or not employees). Warrants will be sold to eligible persons at prices determined by independent appraisers to be fair market prices at the time of such sale. Each warrant will have an exercise price equal to no less than 150% of the closing price of the Company's Common Stock on the date immediately preceding the date of sale. Each warrant sold pursuant to the Warrant Plan will be subject to a vesting period as determined by the Board of Directors, and will expire no later than five years from the date of issuance. To date, warrants with respect to an aggregate of 330,000 shares have been sold, and none of which has been exercised. The Board of Directors is submitting the Warrant Plan to the stockholders for their approval in this Proxy Statement.

              OPTION/SAR GRANTS IN FISCAL YEAR ENDED JUNE 30, 2000
                               INDIVIDUAL GRANTS

                              NUMBER OF SECURITIES       PERCENT OF TOTAL
                                   UNDERLYING          OPTIONS/SARS GRANTED   EXERCISE OR
                             OPTIONS/SARS(1) GRANTED     TO EMPLOYEES IN      BASE PRICE
NAME                                   (#)                 FISCAL YEAR          ($/SH)      EXPIRATION DATE
----                         -----------------------   --------------------   -----------   ---------------
Peter Henricsson,
President and Chief
Executive Officer..........             0                       0                  --              --

------------------------

(1) To date, the Company has issued no SARs.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

    The following table sets forth as to each person named in the Summary Compensation Table the specified information with respect to option exercises during fiscal 2000 and the status of their options at the end of fiscal 2000.

                                                                                                 VALUE OF UNEXERCISED
                                                                 NUMBER OF UNEXERCISED             IN-THE-MONEY(4)
                                     NUMBER OF                      OPTIONS/SARS AT                OPTIONS/SARS AT
                                      SHARES        VALUE           FISCAL YEAR-END             FISCAL YEAR-END ($)(5)
                                     ACQUIRED     REALIZED    ----------------------------   ----------------------------
NAME                                ON EXERCISE    ($)(1)     EXERCISABLE   NONEXERCISABLE   EXERCISABLE   NONEXERCISABLE
----                                -----------   ---------   -----------   --------------   -----------   --------------
Peter Henricsson..................      --           --           --         75,000(2)       $       --       $993,750
Lynn Duplessis....................      --           --           --         75,000(3)       $       --       $993,750

------------------------

(1) The "value realized" represents the difference between the exercise price of the option shares and the market price of the option shares on the date the option was exercised. The value realized was determined without considering any taxes which may become payable in respect of the sale of any such shares.

(2) Excludes options to acquire 75,000 shares owned by Lynn Duplessis, Mr. Henricsson's wife.

(3) Excludes options to acquire 75,000 shares owned by Peter Henricsson, Ms. Duplessis' husband.

(4) "In-the-money" options are options whose exercise price was less than the market price of Common Stock at June 30, 2000.

(5) Based on a stock price of $16.00 per share, which was the closing price of a share of Common Stock reported on the Nasdaq Electronic Bulletin Board on October 26, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Since the formation of the Company, Peter Henricsson and Lynn Duplessis, the Company's founders and directors and executive officers, have made loans to fund the Company's cash needs.

    Mr. Henricsson and Ms. Duplessis loaned the Company an aggregate of $300,000 in June and July 1999. Interest of 5% was charged on the outstanding balance of this loan, which was repaid in full in December 1999.

    Effective February 1999, the Company amended and restated its agreements with Wasp International and Novel Electronics Systems & Technologies, Ltd., in connection with the Company's acquisition of the technology platform supporting the CellPoint System. In May 1998, the Company issued 1,950,000 shares of the Company's Common Stock as part of the consideration for the license for the technology, and the option to acquire the technology, originally granted to the Company in May 1998. Such shares were applied to the consideration payable to Novel for the acquisition of the technology when such agreements were amended and restated effective as of February 1999. In addition, as part of the February 1999 agreements, in October 1999, the Company issued to Novel an additional 75,000 shares of Common Stock since, for the twenty trading days immediately prior to September 30, 1999, the average trading price of the Company's Common Stock was less than $16.00 per share.

    As part of the February 1999 transaction, the Company acquired 10% of the outstanding equity of Wasp SA. One of the Company's directors, Mr. van Urk, is also a director and shareholder of Wasp SA. From time to time, the Company may purchase from Wasp SA certain hardware for the implementation of the CellPoint System. To date, the amounts paid to Wasp SA for such hardware have not been material. The Company believes that its equipment purchases from Wasp SA have been and will continue to be on terms comparable to those available to unaffiliated third parties.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's outstanding Common Stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. Two of the Company's directors and officers (Messrs. Childs and Persson) inadvertently filed their Initial Statements of Beneficial Ownership of Securities on Form 3 more than ten days after they first became subject to the reporting requirements of the Securities Exchange Act of 1934.

                                 PROPOSAL NO. 2
                      PROPOSAL TO APPROVE THE ADOPTION OF
                             THE STOCK WARRANT PLAN

GENERAL

    In April 2000, the Board of Directors of the Company adopted a stock warrant plan (the "Warrant Plan"). Pursuant to the provisions of the Warrant Plan, 1,000,000 shares of the Company's Common Stock are reserved for issuance upon exercise of warrants. Pursuant to the provisions of the Warrant Plan, eligible employees, consultants and affiliates will be given the opportunity to purchase warrants, which warrants can be exercised, upon vesting, to purchase shares of the Company's Common Stock.

    Employees, consultants and affiliates, including the Company's officers and directors (whether or not employees), who have been designated as eligible may participate in the Warrant Plan. The number of persons who would currently be eligible to participate in the Warrant Plan is approximately 70.

    The Warrant Plan authorizes the Company to award to a participant, a warrant for Common Stock. All of such awards may be granted singly, in combination or in tandem, or in substitution for awards granted previously under the Warrant Plan or any other plan of the Company. The Warrant Plan terminates on April 15, 2010.

    The Board of Directors of the Company, or a committee thereof, shall administer the Warrant Plan and is authorized, in its sole and absolute discretion, to grant warrants thereunder to all eligible employees, consultants and affiliates including the Company's officers and directors (whether or not employees). Warrants will be sold to eligible persons at prices determined by independent appraisers to be fair market prices at the time of such sale. Each warrant will have an exercise price equal to 150% or 125% of the market price of the Company's shares on the day such warrants are granted. Such warrants are purchased by the employee, officer or director at a price equal to the fair market value of the warrant on the date of the grant. The fair market value is determined using the Black Scholes valuation method. The Warrant Plan provides for half of the warrants to vest two years or three years after the date of grant, and have a life of six months from the vesting date. Each warrant sold pursuant to the Warrant Plan will expire no later than five years from the date of issuance. A copy of the Warrant Plan is attached to this Proxy Statement as Exhibit B. Set forth below is a brief description of the principal features of the Warrant Plan. Stockholders are urged to review the Warrant Plan in its entirely for complete information.

    As of September 30, 2000, there were 330,000 warrants in the aggregate outstanding under the Warrant Plan. Shares related to awards (or portions thereof) that are forfeited, canceled or terminated, expire unexercised, will be restored to the total number of shares available for issuance pursuant to awards granted under the Warrant Plan.

    The Warrant Plan provides that, in the event of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Board may determine whether or not proportional adjustments will be made. In addition, the Board has discretion to determine whether or not other equitable adjustments shall be made in the event of any other change affecting the Company's Common Stock or any distribution (other than normal cash dividends) to stockholders of the Company.

    The Warrant Plan provides that it shall be administered by the Board of Directors of the Company, or a committee consisting of at least two members of the Board. Under the Warrant Plan, the Board of Directors has the sole authority, among other things, to grant awards; determine the term, conditions and limitations of awards; establish rules, procedures, regulations and guidelines relating to the Warrant Plan generally and to interpret the Warrant Plan and award agreements entered into pursuant to the Warrant Plan.

    Generally, a participant in the Warrant Plan may exercise an award in accordance with the terms set by the Board, irrespective of whether or not such person is employed by or associated with the Company or a subsidiary of the Company at such time. The exercise price of a warrant must be paid in full in cash at the time of exercise, or, if permitted by the Board, may be paid in whole or in part by the delivery of shares, the delivery of a promissory note or by any other means acceptable to the board of directors, including cashless exercise in accordance with a customary formula for such exercise.

    Warrants granted under the Warrant Plan may be subject to acceleration of exercisability or vesting in the event of a change in control of the Company, as set forth in agreements between the Company and certain of its officers and directors which provide for certain protections and benefits in the event of a change in control (as defined in such agreements) or as may otherwise be determined by the Board under and in accordance with the terms and conditions of the Warrant Plan.

    The Warrant Plan may not, without the approval of the stockholders as set forth therein, be amended to materially increase the aggregate number of shares of the Company's Common Stock that may be issued under the Warrant Plan as described above. The Warrant Plan may not be changed in such a way as to alter, impair, amend, modify, suspend or terminate any rights of a participant or any obligations of the Company under any award theretofore granted in any manner adverse to such participant without the consent of such participant.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

    Upon exercising a warrant, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. The tax treatment upon disposition of shares acquired under the Warrant Plan will depend on how long the shares have been held. There will be no tax consequences to the Company upon the disposition of shares acquired under the Warrant Plan except that the Company may receive a deduction in the case of the disposition of shares acquired under the Warrant Plan before the applicable holding period has been satisfied. The above is the Company's own interpretation of the situation, and each party should get their own individual tax counsel for verification as the Company's interpretation does not constitute tax advice.

RECOMMENDATION

    The Board of Directors has adopted, and recommends that the stockholders approve the adoption of the Warrant Plan. The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders, in the current competitive business environment, that the amendment to the Warrant Plan be approved, so that the Company can continue to attract, retain and eligible participants to make significant contributions to the Company. The Warrant Plan will permit certain compensation to be tailored to support corporate and business objectives and allow the Company to respond to competitive compensation practices.

    Approval requires the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, on such proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE WARRANT PLAN.

                                 PROPOSAL NO. 3
                      PROPOSAL TO APPROVE THE AMENDMENT TO
                         THE 1998 STOCK INCENTIVE PLAN

GENERAL

    In February 1998, the Board of Directors of the Company established the 1998 Stock Incentive Plan (the "Plan") and authorized 1,000,000 shares of Common Stock for issuance thereunder. The Plan was approved by the stockholders of the Company at the annual meeting of stockholders held in January 1999. As of July 1, 1999, all 1,000,000 shares authorized under the Plan were subject to options that had been granted. In September 1999, the Board of Directors approved an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan by 500,000 shares. That amendment was approved by the stockholders at the Annual Meeting of the Stockholders held in November 1999. In August 2000, the Board of Directors approved an amendment to the Plan, as amended, to increase the number of shares of Common Stock that may be issued under the Plan by 500,000 shares, increasing the total number of shares that may be issued pursuant to the Plan to 2,000,000. This amendment is now being submitted to the stockholders for approval.

    The Board of Directors recommends approval of the amendment. The purpose of the Plan is to aid the Company in attracting, retaining and motivating employees, officers and directors of the Company by providing them with incentives for making significant contributions to the growth and profitability of the Company. The amendment, if approved, would increase the total number of shares authorized for issuance under the Plan to 2,000,000. The Board of Directors believes that the additional share reserve is necessary to permit the Company to make available competitive long-term incentives for Plan participants to improve the Company's performance and thereby create stockholder value.

    Set forth below is a brief description of the principal features of the Plan.

    Officers, key employees and directors (whether or not they are officers or employees) of the Company or its subsidiaries who have been designated as eligible to receive awards under the Plan who have been so designated are eligible to participate in the Plan. Key employees are those employees who hold positions of responsibility or whose performance, in the judgment of the board, can have a significant effect on the growth and profitability of the Company. The number of persons who would currently be eligible to participate in the Plan is approximately 50. The Plan contains similar eligibility requirements, but does not limit participation therein to directors who are also officers or employees of the Company.

    The Plan authorizes the Company to grant stock options, both incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options, SARs and awards payable in stock, restricted stock or cash. The Plan provides for these awards, except awards in cash and, in addition, provides for the award of limited stock appreciation rights. All of such awards may be granted singly, in combination or in tandem, or in substitution for awards granted previously under the Plan or any other plan of the Company. The payment or exercise of any awards, including stock options, under the Plan may be conditioned on the satisfaction of various criteria, such as the achievement of specific business objectives, attainment of growth rates and other comparable measurements of the Company's performance. It is expected that, while types of awards referred to above may be made from time to time, the Company will grant principally stock options under the Plan. The Plan terminates on February 2, 2008.

    As of September 30, 2000, there were 1,066,000 options in the aggregate outstanding under the Plan, which constitutes all of the currently eligible]shares under the Plan. The aggregate number of shares of Common Stock which may be the subject of awards to any one participant may not exceed 150,000 shares in any fiscal year of the Company. Shares related to awards (or portions thereof) that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other awards, or are settled in cash in lieu of shares or in any other manner such that shares covered by an award are not and will not be issued, will be restored to the total number of shares available for issuance pursuant to awards granted under the Plan.

    The Plan provides that, in the event of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, proportional adjustments will be made in (a) the number of shares of the Company's Common Stock (i) reserved for issuance under the Plan, (ii) available for options or other awards and available for issuance pursuant to options, or upon which SARs may be based, for individual participants and (iii) covered by outstanding awards, (b) the prices related to outstanding awards, and (c) the appropriate fair market value and other price determinations for such awards. In addition, equitable adjustments will be made in the event of any other change affecting the Company's Common Stock or any distribution (other than normal cash dividends) to stockholders of the Company.

    The Plan provides that it shall be administered by the Board of Directors of the Company, or a committee of the board. Under the Plan, the Board of Directors has the sole authority, among other things, to grant awards; determine the term, conditions and limitations of awards; establish rules, procedures, regulations and guidelines relating to the Plan generally and to interpret the Plan and award agreements entered into pursuant to the Plan.

    Generally, a participant in the Plan may exercise or receive payment of an award only while employed by or associated with the Company or a subsidiary of the Company, except that, under some circumstances, and subject to restrictions and limitations imposed by the Board of Directors, the Board may permit exercise by, or payment to, participants who have retired or become disabled, or who otherwise have had their employment or association terminated. In addition, if a participant dies while still employed or associated with the Company or a subsidiary thereof, the estate, and heirs or beneficiaries of the deceased participant may, subject to restrictions and limitations imposed by the board, exercise or receive payment in respect of awards held by the participant at the time of death. The Plan has similar requirements; however, in the event of the death, disability or retirement of a participant, such participant or his estate or representative may exercise options (to the extent they have become exercisable at the date the participant's association with the Company ended) for a specified period of time after such date. In general, awards granted under the Plan are not assignable or transferable by a participant, except under the limited circumstances contemplated by the Plan.

    The exercise price of an option granted under the Plan will be not less than the fair market value of the Company's Common Stock on the date of grant, as determined by the board at the time of grant. The Plan contains similar requirements, except in the event of certain specified circumstances when the exercise price must be higher. The exercise price of an option must be paid in full in cash at the time of exercise, or, if permitted by the board, may be paid in whole or in part by the delivery of shares, the delivery of a promissory note or by any other means acceptable to the board of directors.

    Stock options granted under the Plan may be subject to acceleration of exercisability or vesting in the event of a change in control of the Company, as set forth in agreements between the Company and certain of its officers and directors which provide for certain protections and benefits in the event of a change in control (as defined in such agreements) or as may otherwise be determined by the board under and in accordance with the terms and conditions of the Plan.

    The Plan may not, without the approval of the stockholders as set forth therein, be amended to (i) materially increase the aggregate number of shares of the Company's Common Stock that may be issued under the Plan as described above,
(ii) materially increase the benefits accruing to participants (except that the limit on the aggregate number of shares that may be issued to any individual participant during any fiscal year pursuant to option, or which are used as a basis of SARs, may not be amended at all without the approval of stockholders) or (iii) materially modify the eligibility requirements of the Plan. The Plan may not be changed in such a way as to alter, impair, amend, modify, suspend or terminate any rights of a participant or any obligations of the Company under any award theretofore granted in any manner adverse to such participant without the consent of such participant.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

    Upon exercising a SAR or a non-qualified stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. At such time, the Company will receive a deduction for the same amount (assuming the applicable requirements of Section 162(m) of the United States Internal Revenue Code of 1986, as amended, have been met).

    With respect to other awards granted under the Plan that are settled in cash or stock that is either transferable or not subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares received, when received. The Company will receive a deduction for the same amount, provided that, at the time the income is recognized, the participant either is not a covered employee or does not have total compensation in excess of $1,000,000 for the year of recognition (other than compensation that otherwise meets the requirements of Section 162(m) of the United States Internal Revenue Code of 1986, as amended). With respect to other awards granted under the Plan that are settled in stock that is subject to restrictions as to transferability and subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received on the date the shares first become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. At such time, the Company will receive a deduction for the same amount, subject to the proviso set forth above in this paragraph.

    The tax treatment upon disposition of shares acquired under the Plan will depend on how long the shares have been held. In the case of shares acquired through exercise of a stock option, the tax treatment will also depend on whether or not the shares were acquired by exercising an incentive stock option rather than a non-qualified stock option. There will be no tax consequences to the Company upon the disposition of shares acquired under the Plan except that the Company may receive a deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding period has been satisfied. The above is the Company's own interpretation of the situation, and each party should get their own individual tax counsel for verification as the Company's interpretation does not constitute tax advice.

RECOMMENDATION

    The Board of Directors has adopted, and recommends that the stockholders approve, the amendment to the Plan increasing the total number of shares that may be issued under the Plan, as amended, by 500,000 shares. The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders, in the current competitive business environment, that the amendment to the Plan be approved, so that the Company can continue to attract, retain and motivate key employees to make significant contributions to the Company. The Plan, as amended, will permit certain stock-based incentive compensation to be tailored to support corporate and business objectives and allow the Company to respond to competitive compensation practices.

    Approval requires the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, on such proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE PLAN.

                                 PROPOSAL NO. 4
                      RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors of the Company appointed the firm of BDO International AB ("BDO") as its independent auditors for the fiscal year ending June 30, 2000. While it was not required to do so, the Company submitted the appointment of BDO to the stockholders for ratification at the 1999 Annual Meeting of the Stockholders. At that Meeting, the stockholders ratified BDO as the Company's independent auditors. BDO audited the Company's financial statements for the fiscal years ended June 30, 1999 and June 30, 1998. For the fiscal year ended June 30, 2000, BDO assigned the overall audit responsibility to its member firm, BDO Stoy Hayward of England. While it is not required to do so, the Board of Directors of the Company is submitting the retention of BDO Stoy Hayward as the Company's independent auditors to the stockholders for ratification. A representative from BDO Stoy Hayward will be present at the Meeting and will be given the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions. If the appointment of BDO Stoy Hayward is not ratified by the stockholders of the Company, the Board of Directors will reconsider the retention of BDO Stoy Hayward.

    The Board of Directors intends that the appointment of the independent auditors be ratified by a majority of the votes cast.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

    In order for a stockholder proposal to be eligible for inclusion in the Company's proxy material relating to its 2001 Annual Meeting it must be in writing and received by the Secretary of the Company prior to June 30, 2001. Stockholders wishing to bring any matter before a meeting should consult the Company's Bylaws with respect to any applicable notice or other procedural requirements.

                                 ANNUAL REPORT

    All stockholders of record on October 12, 2000, have been sent, or are concurrently being sent, a copy of the Company's 2000 Annual Report, which contains certified financial statements of the Company for the fiscal year ended June 30, 2000.

    ANY PERSON WHO WAS A STOCKHOLDER OF THE COMPANY AT THE CLOSE OF BUSINESS ON OCTOBER 12, 2000, MAY OBTAIN ADDITIONAL COPIES OF THE COMPANY'S 2000 ANNUAL REPORT, WITHOUT CHARGE, BY WRITTEN REQUEST TO THE COMPANY, AT 3000 HILLSWOOD BUSINESS PARK, CHERTSEY, SURREY KT16 ORS ENGLAND, ATTENTION: INVESTOR RELATIONS.

                                  ACCOUNTANTS

    The Company's independent auditors, selected by the Board of Directors, are BDO Stoy Hayward, certified public accountants. BDO Stoy Hayward has served as the Company's auditors since January 2000.

    A representative of BDO is expected to be present at the Annual Meeting of Stockholders, and will have the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions at the Meeting.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Company knows of no matter other than those set forth herein which will be presented for consideration at the Annual Meeting of Stockholders. If any other matter or matters are properly brought before the meeting or any adjournment thereof, it is the intention of the person named in the accompanying proxy to vote, or otherwise act, on such matters in accordance with his judgment.

                                      LYNN DUPLESSIS,
                                      Secretary

Surrey, England
November 6, 2000

                                                                       EXHIBIT A

                                 CELLPOINT INC.
                            AUDIT COMMITTEE CHARTER

    PURPOSE

    The Audit Committee of the Board of Directors will assist the Board in fulfilling its responsibilities to stockholders and the investment community relating to the Company's accounting and financial reporting practices. The Committee will seek to ensure that the Company's financial reports are of the highest quality and integrity and are prepared in accordance with generally accepted accounting principles and all other applicable requirements. To fulfill this purpose, the Committee will seek to facilitate free and open communication among the Company's directors, independent auditors and financial management and, generally, to maintain an environment that is conducive to complete, accurate and timely financial reporting. The Committee believes that this will permit it to detect and resolve, on a timely basis, any actual or potential issues that may arise with respect to the Company's accounting and financial reporting systems and internal controls.

    ORGANIZATION

    NUMBER OF MEMBERS. The Committee will initially consist of not less than three directors.

    INDEPENDENCE. Prior to June 14, 2001, the Audit Committee will be composed of at least two members that will be independent of the Company and its management, and the Audit Committee may have one member who may not be considered independent. As of June 14, 2001 and thereafter, each member of the Committee will be independent of the Company and its management. Members of the Committee will be independent if they have no relationship to the Company that may interfere with the exercise of independent judgment in carrying out their duties as directors and members of the Committee. In determining the independence of a member or proposed member of the Committee, the Board of Directors will consider the criteria for independence set forth in the criteria promulgated by The Nasdaq Stock Market on December 14, 1999 and set forth in its Rule 4200 (as it may be amended from time to time). These criteria are attached to this Charter.

    FINANCIAL SOPHISTICATION. Each member of the Committee will be able to read and understand fundamental financial statements or will be able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member will have had past employment experience in finance or accounting or other comparable experience or background that results in a reasonable degree of financial sophistication.

    MEETINGS. There will be not less than four meetings of the Committee in each year and the Committee may meet as frequently as it deems necessary. In this regard, the Committee may hold special executive sessions with the Company's Chief Financial Officer or other financial personnel and with the Company's independent auditors. The Committee will meet at such places and times as its members decide. The Committee will elect a chairman and a secretary from among its members. For each meeting, an agenda will be established by the chairman and minutes will be kept and submitted to the Board of Directors. On request of the Committee, any officer or employee of the Company or the Company's counsel will attend one or more meetings of the Committee.

    RESPONSIBILITIES

    The Committee will carry out the responsibilities mandated for it by applicable laws, rules and regulations, including, without limitation, the rules of the Securities and Exchange Commission, the

Nasdaq Market and any exchange on which the securities of the Company may be listed, as well as such as are deemed reasonably appropriate to its purpose by the Committee or the Board of Directors. The Committee will maintain flexibility in its policies and procedures to permit it to react effectively to changing conditions.

    It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and prepared in accordance with generally accepted accounting principles. This remains the responsibility of the Company's management and independent auditors. Further, the Committee is not required to conduct any particular investigation, but only those that it deems necessary or advisable and within the scope of its responsibilities as set forth in this Charter, or to assure compliance with applicable laws and regulations or the Company's Code of Conduct.

    In fulfilling its responsibilities, the Committee will, among other things, carry out the duties set forth below and will have all authority of the Board of Directors to do so. All employees of the Company are directed to cooperate with the Committee in its fulfillment of its responsibilities.

PERIODIC ASSESSMENT OF THIS CHARTER

    - Obtain the Board of Directors' approval of this Charter. Review and reassess it as conditions dictate and not less than annually, and obtain the Board of Director's approval of any amendments deemed necessary or desirable.

GENERAL RELATION WITH INDEPENDENT AUDITORS

    - Annually review the terms of engagement (including fees for the annual audit and quarterly reviews and any non-audit assignments) and performance of the Company's independent auditors. Recommend to the Board of Directors whether the engagement of the independent auditors should be renewed or different independent auditors selected.

    - Annually inquire as to the independence of the Company's independent auditors and obtain from them a written communication delineating all their relationships and professional services to the Company, as required by Independence Standards Board Standard No. 1, Independence Discussions with Committees. Review with the independent auditors the nature and scope of any disclosed relationships or professional services and any effect they may have on the auditors' independence and objectivity. Recommend to the Board of Directors appropriate action to oversee the continuing independence of the auditors.

    - Communicate to the independent auditors their ultimate accountability to the Committee, the Board of Directors and the stockholders.

    - In each year, meet with the independent auditors and the Company's financial management to review the scope and procedures of (i) the audit of the annual financial statements, (ii) the reviews of the Company's quarterly financial statements, (iii) any non-audit assignments and
      (iv) any other matters required to be discussed with such auditors under Statement of Accounting Standards 61 and any other applicable law, rule, regulation or accounting or auditing standard.

ANNUAL AUDIT AND QUARTERLY REVIEWS

    - Promptly review each annual audit and quarterly review, including any comments or recommendations of the independent auditors.

    - Review all quarterly financial statements (and the associated Management's Discussion and Analysis) with the Company's financial management and the independent auditors reasonably prior to the filing of the related Form 10-Q (or prior to the related press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements. Discuss any other matters required to be communicated to the Committee by the independent auditors. Promptly following the end of each of the first three fiscal quarters of the Company in each year, obtain either a written confirmation from the independent auditors that they have no such matters to report to the Committee or a written description of each such matter, as the case may be.

    - Review with the Company's financial management and the independent auditors (i) the financial statements contained in each of the Company's Forms 10-K and Annual Reports to Stockholders (and the associated Management's Discussion and Analysis) to determine that the independent auditors are satisfied with the financial statements and financial disclosure to be presented to the stockholders, (ii) the results of management's and the independent auditors' analysis of significant financial reporting issues and practices, including changes in accounting principles and disclosure practices or the adoption of new principles and practices and compliance with the requirements of SEC Staff Accounting Bulletin 99 (Materiality) and (iii) their judgments about the quality, not merely the acceptability, of the accounting and financial disclosure practices used or proposed to be used, in particular, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements. Discuss any other matters required to be communicated to the Committee by the auditors.

    - Report the results of each annual audit and quarterly review to the Board of Directors and recommend to the Board of Directors the inclusion of the Company's audited financial statements in the Company's Annual Report. If requested by the directors, invite the independent auditors to attend a meeting of the Board of Directors meeting to assist in reporting such results or to answer the directors' questions.

INTERNAL CONTROLS AND PRACTICES

    - Review with the independent auditors and the Company financial and accounting personnel, the adequacy and effectiveness of the Company's existing internal accounting and financial controls. Elicit any recommendations for their improvement or for the implementation of new or more detailed controls or procedures in particular areas. The Committee will emphasize in particular the adequacy of internal controls to
      (i) provide reasonable assurance that the Company's publicly released financial statements are presented fairly and in accordance with generally accepted accounting principles and (ii) expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

PUBLIC DISCLOSURES ABOUT THE COMMITTEE

    - Prepare and review with counsel and the Company's management, on a timely basis, all reports of the Committee required by the Securities and Exchange Commission, the Nasdaq Market or otherwise to be set forth in the Company's proxy statements and annual reports. Review the Company's disclosure in its proxy statements that describe the fulfillment by the Committee of its responsibilities under this Charter. Ensure that a copy of this Charter is annexed to the Company's proxy statements not less than once every three years and in any following any significant amendment to this Charter.

GENERAL

    - Investigate any matter involving the Company's accounting or financial reporting practices or internal controls and any other matter brought to the Committee's attention and within the scope of its duties. The Committee will have the power to retain outside counsel or consultants with respect to any matter within its responsibilities if, in its judgment, such retention is necessary or appropriate.

    - Periodically review the Company's compliance policy statements and Code of Conduct to determine the whether modifications are appropriate and review with appropriate members of the Company's management the program for monitoring compliance with such statements and code. Recommend to the Board of Directors, as appropriate, changes in such statements, code and related compliance procedures.

    - Review and assess transactions involving the Company and related parties and related potential conflicts of interest and advise the Board of Directors in such regard as appropriate.

    - Review, with Company counsel as needed, legal and regulatory matters that may have a material effect on the financial statements and the Company's related compliance policies and, in general, the Company's compliance policies and procedures.

    - Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

    - Provide sufficient opportunity for the independent auditors to meet with the Committee without members of management present. Discuss in such meetings, among other things, the independent auditors' evaluation of the Company's financial and accounting personnel, and the level of cooperation accorded to the independent auditors during the course of audit.

    - Periodically review the adequacy of the Company's accounting and financial resources and plan of personnel succession.

July 2000.

                                                                       EXHIBIT B

                                 CELLPOINT INC.
                               STOCK WARRANT PLAN

                                   ARTICLE I
                                    PURPOSE

    Section 1.1 The purpose of this Plan is to provide an opportunity for employees, consultants and affiliates of CellPoint Inc. (the "Corporation") and its subsidiaries, to purchase Common Stock of the Corporation and thereby to have an additional incentive to contribute to the prosperity of the Corporation.

                                   ARTICLE II
                                  DEFINITIONS

    Section 2.1 DEFINITIONS. The following capitalized terms shall have the respective meanings indicated:

    (a) "BOARD" shall mean the Board of Directors of the Corporation.

    (b) "CODE" shall mean the Internal Revenue Code of 1986, of the USA, as amended. Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

    (c) "COMMITTEE" shall mean the committee appointed by the Board in accordance with Section of the Plan, or if no such committee has been appointed, the Board.

    (d) "COMMON STOCK" shall mean the Common Stock of the Corporation, or any stock into which such Common Stock may be converted.

    (e) "CORPORATION" shall mean CellPoint Inc., a Nevada corporation, and any successor corporation.

    (f) "DESIGNATED SUBSIDIARY" shall mean a Subsidiary that has been designated by the Committee as eligible to participate in the Plan with respect to its Employees.

    (g) "EMPLOYEE" shall mean an individual classified as an employee (within the meaning of Code Section 3401(c) and the regulations thereunder) by the Corporation or a Designated Subsidiary on the Corporation's or such Designated Subsidiary's payroll records during the relevant participation period. Employees shall not include individuals whose customary employment is for not more than five (5) months in any calendar year or individuals classified as independent contractors.

    (h) "ENTRY DATE" shall mean the first day of employment for any Employee or the day on which the Committee, in its discretion, grants an award to an Employee hereunder.

    (i) "EXERCISE PRICE" shall mean the price per share of common stock to be paid by the holder of the Warrant as determined by the Committee on the date of the grant, which shall not be less than 150% of the Fair market Value on the date of the grant.

    (j) "FAIR MARKET VALUE" shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq on the Entry Day that date is a Trading Day, or if such date is not a Trading Day, the last market Trading Day prior to the date of determination, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable.

    (k) "PARTICIPANT" shall mean a participant in the Plan as described in
Article III of the Plan.

    (l) "PLAN" shall mean this Stock Warrant Plan, as amended and in effect from time to time.

    (m) "PURCHASE DATE" shall mean the day or which a holder of a Warrant exercises the Warrant and pays the Exercise Price.

    (n) "SUBSIDIARY" shall mean any direct or indirect subsidiary of the Corporation.

    (o) "TRADING DAY" shall mean a day on which U.S. national stock exchanges and the NASDAQ System are open for trading.

    (p) "WARRANT" means a warrant to purchase that number or Shares of Common Stock as determined by the Committee, in substantially the form attached to the Plan as Exhibit A.

    (q) "WARRANT PERIOD" shall mean the period, not to exceed five years from the date of grant, during which a Warrant granted pursuant to the Plan may be exercised, commencing on the first Trading Day on the terms set forth in the Warrant, as determined by the Committee.

                                  ARTICLE III
                                  ELIGIBILITY

    Section 3.1 ELIGIBILITY. Any Employee regularly employed or to be regularly employed on a full-time or part-time (20 hours or more per week on a regular schedule) basis by the Corporation or by any Designated Subsidiary on an Entry Date shall be eligible to participate in the Plan, provided that the Committee may establish additional administrative rules governing eligibility, based on the applicable tax laws of the jurisdiction in which the Employee resides. Nothing herein shall be construed as granting to any Employee any rights of continued employment. The Committee may also determine that a designated group of highly compensated Employees are ineligible to participate in the Plan so long as the excluded category fits within the definition of "highly compensated employee" in Code Section 414(q). In addition, the Committee may issue awards under the Plan to consultants to the Corporation or affiliates of the Corporation. The Board may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

    Section 3.2 TERMINATION OF EMPLOYMENT. In the event any Participant terminates employment or affiliation with the Corporation or any of its Designated Subsidiaries for any reason (including death) prior to the exercise or expiration of a Warrant, the Participant's rights under the Warrant shall continue until the exercise or expiration thereof in accordance with the terms thereof.

                                   ARTICLE IV
                                    OFFERING

    Section 4.1 MAXIMUM SHARES. Subject to adjustment as set forth in
Article VI, the maximum number of shares of Common Stock, which may be issued pursuant to the Plan, shall be 1,000,000.

    Section 4.2 PURCHASE PRICE. On the Entry Date, a Participant receiving an award of a Warrant shall purchase the Warrant from the Corporation for a purchase price determined by the Company's independent accountants at the time using the Black Sholes method of valuation. If the Participant shall fail to pay the purchase price for the Warrant within the time period specified by the Committee at the time of the grant of the Warrant, then the Warrant shall be forfeited at the end of such period.

    Section 4.3 THE EXERCISE PRICE. The Exercise Price of each share under the Warrant shall be not less than 125% of the Fair Market Value of the Company's Common Stock on the Entry Date. The Committee shall determine the Exercise Price on the Entry Date.

                                   ARTICLE V
                              EXERCISE OF WARRANTS

    Section 5.1 PURCHASE PERIOD. Each Warrant shall be exercisable for the Purchase Period in accordance with its terms. Each Warrant shall expire in accordance with the terms set by the Committee upon the issuance of such Warrant. The Committee shall, upon issuance of the Warrant, determine the date on which the Warrant becomes exercisable and the date the Warrant expires, but no Warrant shall expire later than the fifth anniversary of the date of issuance thereof. Each Participant, however, shall be responsible for payment of all individual tax liabilities arising under the Plan or upon the exercise of the Warrant. Upon the exercise of the Warrants, the Participant shall pay to the Corporation an aggregate consideration equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased. The Committee, in its sole discretion, at the time of the issuance of a Warrant, may provide for a cashless exercise of the Warrant in accordance with a customary formula for such exercise, but nothing herein shall entitle any Participant to receive the benefit of a cashless exercise of the Warrant.

    Section 5.2 DELIVERY OF CERTIFICATES. Upon exercise of the Warrant and the payment of the Exercise Price for the shares of Common Stock to be purchased, the Corporation shall cause to be issued to the exercising Participant a certificate evidencing the number of Shares of Common Stock purchased

                                   ARTICLE VI
                                RECAPITALIZATION

    Section 6.1 RECAPITALIZATION. If after the issuance of a Warrant, but prior to the purchase of Common Stock under the Warrant, there is any increase or decrease in the number of outstanding shares of Common Stock because of a stock split, stock dividend, combination or recapitalization of shares subject to warrants, the number of shares to be purchased pursuant to a Warrant, the price per share of Common Stock covered by a Warrant and the maximum number of shares specified in Section 4.1 may be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances. The Board's determinations under this Section 6.1 shall be conclusive and binding on all parties.

                                  ARTICLE VII
              MERGER, LIQUIDATION, OTHER CORPORATION TRANSACTIONS

    Section 7.1 In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation, then in the sole discretion of the Board,
(1) each outstanding Warrant shall be assumed or an equivalent Warrant shall be substituted by the successor corporation or parent or subsidiary of such successor corporation, or (2) the Board may, in its sole discretion, establish a date on which all Warrants not then exerciseable shall become exercisable, and a date by which such Warrants must be exercised on or before the date of consummation of such merger, consolidation or sale.

                                  ARTICLE VIII
                      AMENDMENT OR TERMINATION OF THE PLAN

    Section 8.1 The Plan shall continue until April 15, 2010 unless otherwise terminated in accordance with Section 8.2.

    Section 8.2 The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the stockholders of the Corporation, no such revision or amendment shall increase the number of shares subject to the Plan, other than an adjustment under
Article VI of the Plan. Notwithstanding the termination of the Plan, any Warrants then outstanding shall continue in full force and effect in accordance with its terms until the expiration or exercise of such Warrant, as applicable.

                                   ARTICLE IX
                                 ADMINISTRATION

    Section 9.1 The Board shall appoint a Committee consisting of at least two members who will serve for such period of time as the Board may specify and whom the Board may remove at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board, which may include any of the functions assigned to the Board in this Plan. The Committee may delegate to one or more individuals the day-to-day administration of the Plan. The Committee shall have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board. Decisions of the Board and the Committee shall be final and binding upon all participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting of the Committee duly held. The Corporation shall pay all expenses incurred in the administration of the Plan. No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan or any award granted hereunder.

                                   ARTICLE X
                   COMMITTEE RULES FOR FOREIGN JURISDICTIONS

    Section 10.1 The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

                                   ARTICLE XI
                          SECURITIES LAWS REQUIREMENTS

    Section 11.1 SECURITIES LAWS REQUIREMENTS. The Corporation shall not be under any obligation to issue Common Stock upon the exercise of any Warrant except in compliance with the Securities Act of 1933, and all applicable provisions of state, federal and applicable foreign law.

    Section 11.2 GOVERNMENTAL APPROVALS. This Plan and the Corporation's obligation to sell and deliver shares of its stock under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder.

                                  ARTICLE XII
                                  REGISTRATION

    The Corporation agrees to file a Registration Statement with the Securities and Exchange Commission covering the shares underlying this Warrant Plan prior to the exercise commencement date. The Corporation shall not register any Warrants under the Securities Act of 1933, as amended.

                                  ARTICLE XIII
                       NO ENLARGEMENT OF EMPLOYEE RIGHTS

    Section 13.1 NO ADDITIONAL RIGHTS. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Corporation or any Designated Subsidiary or to interfere with the right of the Corporation or Designated Subsidiary to discharge any Employee at any time.

    Section 13.2 NO RIGHTS AS STOCKHOLDER. Unit such time as a Participant shall have exercised a Warrant and purchased the shares of Common Stock, such Participant shall not be entitled to any rights as a stockholder of the Corporation and no such rights as a stockholder shall be implied by this Plan or any Warrants.

                                  ARTICLE XIV
                                 GOVERNING LAW

    Section 14.1 This Plan shall be governed by Nevada law, without regard to that State's choice of law rules.

                                   ARTICLE XV
                                 EFFECTIVE DATE

    Section 15.1 This Plan shall be effective as of April 15, 2000, subject to approval of the stockholders of the Corporation at the next annual meeting of stockholders of the Corporation, but in no event later than 12 months following the adoption of this Plan by the Board.

                                 CELLPOINT INC.

           PROXY - ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 6, 2000

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned, a stockholder of CELLPOINT INC., a Nevada corporation (the "Company"), does hereby appoint PETER HENRICSSON and LYNN DUPLESSIS, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Electrum Restaurang & Konferens, at Isafjordsgatan 22, Kista, Sweden, on December 6, 2000, at
4:00 p.m., local time, and at any adjournment or adjournments thereof.

/X/         Please mark votes as in this example

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4.

1. ELECTION OF DIRECTORS

NOMINEES:  Stephen Childs, Lynn Duplessis, Peter Henricsson, Mats Jonnerhag, Bengt Nordstrom, Lars Persson, Albert van Urk
                                           / /  FOR ALL NOMINEES                      / /  WITHHELD FROM ALL NOMINEES
For, except vote withheld from the following nominee(s): / /
-------------------------------------------------------------------------------------------------------------------------------

2.  PROPOSAL TO APPROVE THE ADOPTION OF THE STOCK WARRANT PLAN.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.  PROPOSAL TO APPROVE THE AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.  PROPOSAL TO RATIFY INDEPENDENT AUDITORS.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5. TO VOTE WITH DISCRETIONARY AUTHORITY WITH RESPECT TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. All of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated November 6, 2000, and a copy of the Annual Report for the fiscal year ended June 30, 2000.
                                          / /  MARK HERE FOR ADDRESS CHANGE AND
                                          INDICATE CHANGE.

                                          Signature:____________________________
                                          Date__________________________________
                                          Signature:____________________________
                                          Date__________________________________

                                          NOTE: YOUR SIGNATURE SHOULD APPEAR THE
                                                SAME AS YOUR NAME APPEARS
                                                HEREON. IN SIGNING AS ATTORNEY,
                                                EXECUTOR, ADMINISTRATOR, TRUSTEE
                                                OR GUARDIAN, PLEASE INDICATE THE
                                                CAPACITY IN WHICH SIGNING. WHEN
                                                SIGNING AS JOINT TENANTS, ALL
                                                PARTIES IN THE JOINT TENANCY
                                                MUST SIGN. WHEN A PROXY IS GIVEN
                                                BY A CORPORATION, IT SHOULD BE
                                                SIGNED BY AN AUTHORIZED OFFICER
                                                AND THE CORPORATE SEAL AFFIXED.
                                                NO POSTAGE IS REQUIRED IF
                                                RETURNED IN THE ENCLOSED
                                                ENVELOPE AND MAILED IN THE
                                                UNITED STATES.